Exhibit 10.8

Beijing Zhongguancun Bank

ZHONGGUANCUN BANK

Limit loan contract (applicable to the offline limit loan business of enterprises) - 2023V1.0

Limit loan contract

(Applicable to enterprise offline limit loan business)

Special note:

This contract is concluded by both parties through negotiation on the basis of equality and voluntary agreement, and all terms are the true intention of both parties. The contract consists of two parts: “General terms” and “Contract element terms”. Please read through the general terms and fill in the contract element clauses carefully sincere.

In order to safeguard the legitimate rights and interests of the signatory, the bank hereby asks the signatory to pay full attention to the black part of the contract, which may be a clause to reduce or exempt the liability of the bank and have a significant interest with the contracting party. If there is any, it can consult in time, and the bank will actively answer. Do not sign this Contract unless the contractor has fully understood all the terms of the Contract. Once signed, this contract shall be deemed as such. The contracting Party has fully understood this Contract and agrees to be bound by this Contract.

Lender Information:

lender	Beijing Zhongguancun Bank Co., Ltd

address	Unit 2, Floor 301, Floor 306, Building 2, Building 2, Unit 2, Floor 4 to Floor 10, Haidian District, Beijing

legal representative	Guo Hong

contacts	lift a sail telephone 15652166060

portraiture	010-83023210 E-mail zhangfan@zgcbank.com

Borrower Information:

Name of the borrower: Hangzhou Xuhang Network Technology Co., LTD

Address (address of service)	Room 101, No.2, Gaotingba, Gongshu District, Hangzhou City, Zhejiang Province

legal representative	Xiao Tianhang

contacts	Xiao Tianhang	contact number	18814820257

E-mail	simba.xiao@navrise.com	portraiture	/

Wechat number	18814820257	Mobile phone SMS reception number	18814820257

[The borrower must fill in the above information accurately and completely to ensure the timely delivery of relevant notices and legal documents]

In accordance with the provisions of relevant laws and regulations in China, the lender and the borrower shall follow the principle of good faith, equality and voluntary, To conclude this contract and abide by this contract together. The loan and the loan under this contract shall have the same meaning.

Part I, General Terms

Article 1 Use of the loan amount

1.1 in the contract of the loan amount and loan term, the borrower can once or points withdrawal, the borrower use the loan accumulated balance (i. e., the use of outstanding working capital loan debt principal amount) in the contract of the loan amount during any time shall not exceed the loan amount agreed in this contract. In the terms of the contract elements, if the loan amount can be recycled, during the effective period; in the terms, the repaid loan amount shall not be applied again. Used loan amount It will be cancelled automatically only after the expiration of the effective period.

Not with standing the above agreement, the lender may adjust the loan amount of the borrower at any time according to the borrower’s credit status, operation status, guarantee status, etc. Once such adjustment is made, the loan amount shall take effect immediately after notifying the borrower and replace the approval by the lender before the adjustment. The borrowing amount of the borrower.

1.2 When the borrower draws the loan amount under this Contract, it shall meet the following conditions, and each withdrawal shall submit the withdrawal application to the Lender at least three working days in advance at the request of the Lender, otherwise the Lender has the right to refuse the withdrawal of the borrower, but the loan the issuance of the loan without meeting all the following conditions shall not constitute a default of the lender:

(1) This contract has come into force, the guarantee contract (if any) hereunder has been established and come into force, relevant registration, delivery, Insurance (if any) and other legal procedures have been completed and remain valid;

(2) The Borrower has not violated any provision of this Contract, or the remedy of default has been recognized by the Lender Or that the lender considers that the impact of the event of default has been eliminated;

(3) The borrower has provided the relevant materials required for handling the loan according to the requirements of the lender;

(4) Any representations and warranties made by the Borrower in this Contract are true, accurate and valid;

(5) No material adverse changes in the financial status of the borrower;

(6) The withdrawal conditions (if any) agreed in the “Special agreed Matters” section of the “Contract elements” have been obtained satisfied;

(7) For the loans issued by means of independent payment, the funds for the previous loans issued by means of independent payment shall be provided road situation description and related materials.

Article 2 Payment and payment of loans

2.1 The loan is completed when the lender transfers the loan applied by the borrower to the loan issuance account agreed here in the issuing obligation shall be deemed that the borrower has withdrawn and used the loan amount, and the interest shall start from the date of the issuance of each loan fund.

2.2 Payment of the loan in the case of entrusted payment refers to the payment of the lender entrusted by the borrower to the transaction object of the borrower under this Contract. The loan issued, in the case of independent payment, means that the borrower transfers the loan issued under this contract to the transaction object by itself.

2.3 On the premise of complying with laws, regulations and regulatory regulations, the lender shall have the right to determine the payment method of the loan according to the purpose of the borrower and the specific amount paid, that is, the loan entrusted payment by the lender and / or the independent payment by the borrower. If the purpose or payment method of the loan is examined by the Lender does not conform to the provisions of this Contract or the requirements of the Lender, the Lender shall have the right to require the Borrower to adjust the payment method or reject the Borrower. For any liability and consequences such as loan delay caused by the borrower, and the lender shall not bear any responsibility.

2.4 Under the case of entrusted payment, the borrower shall not withdraw or transfer the loan funds during the stay of the account of the borrower in the loan issue, and during this period, if the funds are subject to compulsory measures including but not limited to freezing and deduction, the borrower shall be liable for the amount and the borrower still need to bear the repayment responsibility.

2.5 Under the entrusted payment method, the Borrower shall specify the payment object, payment time and payment amount to the Lender, and shall provide the relevant transaction documents, transaction vouchers or other transaction certificates to the Lender, and the Borrower guarantees to provide them is true, complete, legal and effective.

2.6 using the borrower independent payment, the borrower shall according to the requirements of the lender to submit the loan funds payment, meet the requirements of the lender loan funds use records and data, and provide the lender with the corresponding account information, payment documents for the lender to check, the borrower know and agree to the lender has the right to account analysis, certificate inspection or field investigation, check to borrow. Whether the purpose of the paragraph is used according to the purpose agreed herein. Otherwise, the lender has the right to require the borrower to bear the liability for breach of contract.

2.7 All handling fees required for the loan payment to the transaction object designated by the borrower under the entrusted payment method shall be borne by the borrower. The Borrower shall pay the above fees to the Lender on the entrusted payment of each loan.

2.8 Under the entrusted payment, the borrower shall not issue any payment and payment orders to the lender except for the circumstances agreed here in use other means to use the loans that have been made.

2.9 In the process of loan payment, if the borrower’s credit status decreases, the profitability of the main business is not strong, or the use of the loan funds is abnormal, the lender has the right to adjust the payment method and reduce the amount standard applicable to the entrusted payment method; the lender also has the right to suspend the issuance of loan funds. Release and payment, in which case, the lender may timely notify the borrower to negotiate the conditions for the issuance and payment of supplementary loans.

Article 3 Interest rate, penalty interest and compound interest

3.1 The contract interest rate for the next month = annual interest rate / 12, and the daily interest rate = annual interest rate / 360.

3.2 The interest of each loan begins on the withdrawal date, and the Borrower shall pay to the Lender on each settlement date (or excluding the repayment date) the interest generated between the withdrawal date) or the previous settlement date (including the settlement date). Principal due on the coupon date (if any).

3.3 For the overdue principal of the borrower due (including the announced overdue maturity), the overdue penalty interest shall be charged at the overdue interest rate until the borrower pays off the principal and interest of the borrower shall be calculated at the date. Recoup, calculated according to the actual overdue days.

3.4 If the borrower fails to use the loan according to the agreed purpose, the lender shall use the amount of the loan as from the date of default. The penalty interest rate for default agreed in the contract shall be calculated on the actual days of default until the borrower pays off the principal and interest of the borrower. The penalty interest paid at the time of default shall be calculated at the same rate as on the settlement date or repayment date agreed in this contract according to the actual overdue day, number of calculation.

3.5 When the contract loan interest rate is adjusted, the overdue penalty interest rate and default penalty interest rate under this contract shall be adjusted according to the proportion agreed herein after the adjusted contract loan interest rate, and shall be applied at the same time with the contract loan interest rate, sectional calculation.

3.6 If the contract loan interest rate, overdue penalty interest rate and default penalty interest rate are adjusted according to the contract, both parties do not need to sign the contract separately. Neither party is required to obtain the consent of the other party, nor to notify the guarantor or obtain his consent.

Article 4 Repayment

4.1 The Borrower shall pay the Lender the interest payable and the principal due (if any) before 17:00 hours; whether or whether the interest settlement date is the Bank business date, the Borrower shall authorize the lender to deduct or voluntarily repay on the interest settlement date or repayment date. Among them, the aforementioned repayment date is included. The interest settlement date also includes the principal repayment date.

4.2 During the performance of the contract, the first repayment date and the final repayment date of each IOU shall be non-bank working days, which shall be extended to the next working day of the bank. In case of statutory holidays and other non-working days, other repayment days will be automatically postponed to the next working day, and will be increased accordingly Interest days.

4.3 If the Borrower fails to pay any amount due and payable under this Contract, the Borrower authorizes the Lender to deduct the corresponding amount from any account of the lender opened by the Borrower under the contract agreed herein, and the loss of interest and any other loss caused thereby shall be caused by the loan People bear it themselves.

4.4 the amount paid by the borrower or the amount withheld (including any amount obtained by the lender under this contract) shall be repaid in the following order: (1) the expenses of realizing the creditor’s rights and guarantee rights; (2) liquidated damages; (3) damages; (4) compound interest; (5) penalty interest; (6) interest; (7) principal. The lender has the right to change the aforementioned order and repayment ratio.

4.5 If the repayment account stipulated in Article 6.2 (1) causes the abnormal account status, the borrower cannot make normal repayment through the account, or the borrower intends to change the repayment account, the borrower shall handle the corresponding change at the lender procedures.

4.6 Except stipulated in Article 4.5 of this Article, the borrower shall not change the repayment account without the consent of the lender, otherwise, the lender shall If the current principal and / or interest are not deducted from the repayment date (interest settlement date) or the advance repayment date, the borrower shall be deemed to have failed to repay.

4.7 The lender has the right to require the borrower to adjust the repayment plan, including, according to the use of the borrowing funds and the business situation of the borrower. However, it is not limited to changing the repayment method, shortening the grace period (if any), increasing the frequency of installment repayment, increasing the amount of installment repayment, etc.

Article 5 Statements, warranties, rights and obligations of the borrower

5.1 The borrower is a lawfully established and effectively existing enterprise, with full capacity for civil rights and civil conduct, and has taken it. Have all necessary permission, approval, registration and record required for signing this contract.

5.2 The Borrower has obtained the internal authorization to sign this Contract. The signing and performance of this contract by the borrower shall not violate its internal regulations, Does not conflict with its prior statutory or agreed obligations.

5.3 When this Contract is signed, there is no litigation, arbitration or administration that may cause a significant adverse impact on the borrower’s performance of this Contract Procedure, or enforcement procedures by the judicial or executive agency, or other potentially material disputes.

5.4 The Borrower warrants that all the information provided to the Lender is true, complete and accurate, and that there is no information outstanding to the Lender Disclosure of material debts with contingent liabilities and without omission or concealment of any material facts.

5.5 The Borrower guarantees to use the borrowed funds under this Contract for the purposes stipulated in this Contract and laws and regulations, and shall not include the borrowed funds, equity investment or securities investment, and shall not flow to the real estate market, online lending platforms and other areas prohibited or restricted by the state; Do not change the purpose of the loan agreed in this contract or use the loan for other use without authorization.

5.6 The Borrower will accept the lender’s investigation, understanding and supervision of the purpose of the loan under this Contract, and the Borrower will actively allocate it. The lender shall conduct loan payment management, post-loan management and relevant inspection, and provide relevant documents at any time as required by the lender.

5.7 The Borrower will actively cooperate with the Lender in the investigation, understanding and supervision of its production, operation and financial status, and provide the Lender with the balance sheet, income statement, cash flow statement and other materials required by the Lender on time. The borrower promises not to break through the loan. Person-set or bound by the financial indicators agreed upon by both parties.

5.8 The Borrower agrees that the Lender shall transfer all or part of its claims under this contract to a third party if necessary and transfer them Let the act not to object.

5.9 The order of repayment of the borrower’s debts to the lender takes precedence over the borrowing of the shareholders of the borrower to the borrower, and over the similar debts of other creditors. In the case that the net profit after tax of the relevant fiscal year is zero or negative, or the after-tax profit is insufficient to cover the cumulative losses of the previous fiscal year, or the pre-tax profit is not used to pay off the principal, interest and expenses payable by the borrower in the fiscal year or if the pre-tax profits are insufficient to pay off the principal, interest and expenses payable in the next period, the borrower shall not distribute the shares to the shareholders in any form Interest, dividend.

5.10 In any of the following circumstances, the Borrower undertakes to promptly notify or obtain the written consent of the Lender. In addition, the lender has the right to independently decide to announce the early maturity of the quota, cancel the credit line, request the withdrawal or additional margin, according to the occurrence of the following circumstances. The borrower shall unconditionally implement and cooperate with the remedial measures such as additional guarantee and exercising the guarantee rights in advance:

(1) when the borrower to contract, lease, joint venture, sino-foreign joint venture cooperation, shareholding system reform, merger (including merger), division, production transfer measures or production rectification, dissolution, (closed), apply for reconciliation / reorganization / bankruptcy, equity transfer (including sale, gift, debt, exchange, etc), the material assets reorganization, substantial increase debt financing, provide more than 10% of assets guarantee, property transfer, capital, mortgage, pledge or other dispose of material assets enough to cause the contract of creditor’s rights debt relationship change or affect the rights and interests of the lender, The borrower undertakes to notify the lender in advance, And, with the written consent of the lender. Otherwise, the above-mentioned work shall not be done action;

(2) When the borrower changes its name, legal representative (responsible person) and other senior management personnel, residence (address) and operation. In scope and other matters, the borrower undertakes to notify the lender in writing within seven days after the change;

(3) If the borrower poses a threat to its normal operations or a material failure to the performance of its obligations under this Agreement Affected any other events, including but not limited to production, closed, cancellation of registration, revoked business license, involving litigation / arbitration activities or major economic disputes, the legal representative or principal suspected illegal activities, property is seized, frozen, deduction or confiscation and other judicial or administrative measures, business difficulties, financial condition deterioration, collateral value less or may reduce, the actual control of the borrower changes, the borrower promises, immediately after the occurrence of written notice to the lender, and shall take effective measures to remedy;

(4) If the guarantor (including the mortgagor, the pledgor and the guarantor) and the actual controller of the Borrower has occurred in the events listed in items (1), (2) and (3) of this paragraph or other changes detrimental to the realization of the lender’s claims, the borrower promises to happen immediately after the occurrence Notify the lender in writing.

5.11 In the case of the guarantee, the guarantor breaches any obligation or commitment agreed in the security contract, or loses the guarantee capacity, Or if the security is damaged, lost or its value is significantly reduced, the Borrower warrants to immediately provide new security or advance clearance to the satisfaction of the Lender Pay off the loan under this contract.

5.12 If any other loan, financing, guarantee, compensation or other debt repayment liability of the Borrower fails to be performed at maturity, the Borrower’s ability to perform the debts under this Contract is affected, or the guarantor affects its performance of the guarantee liability to the lender due to the aforementioned situation. Capacity, the Borrower shall provide new effective full guarantee or other remedial measures stipulated in Article 5.10 as required by the Lender.

5.13 The Borrower undertakes not to evade the bank debts by setting the right of residence for others on the residence of which he enjoys the ownership.

5.14 In the case of installment repayment, if there are multiple maturing loans or overdue loans under this Contract, the Lender has the right to decide the order of the borrower to pay off a certain repayment; if there are multiple maturing loan contracts between the Borrower and the lender, the Lender has the right to decide The order of contract performance of each repayment by the borrower.

5.15 If the third party performs the relevant obligations and responsibilities under this Contract on behalf of the debtor, it shall obtain the consent of the lender. If the lender refuses to perform on behalf of a third party, the borrower shall not be exempted from its liability. The lender agrees or unknowingly accepts a third party on behalf of the lender to undertake obligations other than those agreed herein, including but not limited to the transfer of creditor’s rights and debt information, litigation and period maintenance of the pledge registration, etc.

5.16 The Borrower (if applicable) undertakes that its construction, production and business activities shall not violate the state on energy consumption, pollution, land, and Relevant laws, regulations and management requirements in the fields of health, safety, resettlement, ecological protection, and climate change. Where the construction, production and operation of the borrower involve major environmental and social risks, it shall provide environmental and social risk reports and other corresponding materials as required by the Lender, and cooperate with the Lender’s supervision and on-site investigation. The Borrower violates the commitments or obligations of this article, or has relevant environmental risks and agencies. In case of risk, the borrower shall be deemed to have breached the contract, and the lender shall have the right to take corresponding measures in accordance with Article 6 of the general terms hereof (including but not limited to announcing the early maturity of the loan, stopping issuing new loans, exercising the guarantee rights, etc.), the liable for breach of contract.

Article 6 Liability for breach of contract

6.1 After this Contract comes into force, both the lender and the borrower shall perform the warranties, commitments and obligations agreed herein. If either party breaches its representations, statements, warranties, commitments and obligations hereunder in this Contract, it shall bear the corresponding liabilities for breach of contract and make compensation therefrom the loss caused by the other party.

6.2 If the Borrower or Guarantor defaults or anticipated default, the Lender shall have the right to exercise individually or together the following rights:

(1) Announce that all credit granted by the borrower to the lender, including but not limited to loans, bill financing, etc., are due in advance and are required to borrow the payee shall immediately repay all the debts;

(2) Stop the issuance of new loans and require the borrower to immediately repay all the principal and interest of the loan in advance;

(3) Reduce or cancel the amount of credit and loan including those agreed herein;

(4) Terminate the relevant contracts and agreements signed with the borrower in advance, including but not limited to this Contract;

(5) Other guarantee measures approved by the additional lender;

(6) Have the right to exercise the guarantee right, bring a lawsuit to the people’s court, apply for arbitration to an arbitration institution, apply for compulsory enforcement, or take an investigation asset preservation measures such as sealing and freezing;

(7) Other risk disposal measures permitted by law.

6.3 If the borrower intentionally conceals important facts related to the conclusion of this Contract or provides false information, the borrower shall report to The lender shall pay a liquidated damages equivalent to 10% of the principal amount of the loan hereunder.

6.4 If the borrower breaches the contract, it shall bear the burden of including but not limited to legal costs, arbitration fees and the lender in the process of realizing the creditor’s rights Preservation fee, execution fee, evaluation fee, auction fee, notary fee, service fee, announcement fee, attorney fee, travel fee and other expenses.

6.5 If the borrower breaches the contract, the lender shall have the right to disclose the default information according to the default situation, or to provide the relevant information for the purpose of collection. To collect from the collection agency, or to inform the relevant departments or units.

6.6 The Borrower defaults or affects its solvency, or damages or may damage the legal rights of the Lender. In the case of benefit, the lender only needs to notify before or after the event to take one or more of the following measures:

(1) It may supervise any account opened by the borrower in the lender system. If the borrower fails to correct the default within the term required by the lender, the lender shall have the right to require the borrower to repay in advance and exercise the guarantee right. Borrowing money due to account supervision The lender shall not be liable for any loss incurred.

(2) Set any account opened by the Borrower in all business institutions within the Lender system as a margin account and the amount in the account. As a margin, any amount of the income in the account since the lender notifies the borrower shall be deemed as a margin.

(3) The lender shall have the right to deduct the corresponding funds from all accounts opened by the borrower at the Lender to pay off all outstanding debts of the borrower by the borrower at the Lender and notify the borrower. The interest loss arising from the deduction shall be borne by the borrower itself. The borrower in This irrevocable authorized Lender to perform the foreoperations without the provision of any certificate by the Borrower or the consent of the Borrower.

Article 7 Information inquiry and bad information submission

For the purpose of the conclusion and performance of this Contract and to continuously understand the credit and business changes of the borrower during the performance hereof:

7.1 The Borrower hereby authorizes the lender: inquire, preserve and use the relevant credit information of the borrower, including basic information, credit information and credit report, through the basic financial credit information database and credit investigation agency established by the state and the state authorities. According to the provisions of relevant laws and regulations or other normative documents or the requirements of the financial regulatory authority Credit information (including but not limited to contract information, business activities, transaction records, other relevant information), credit information, bad credit Interest (refers to the negative impact on the borrower credit the following information: including not according to the obligations of the information, people’s law, court judgment or ruling / arbitration institutions ruling its obligations and compulsory enforcement of information, administrative punishment, and law, law, rules, the regulation of other bad information) provide and submitted to the financial credit information base, development database and credit bureaus, the state shall have the authority (including but not limited to: public security, procuratorate, court, industry and commerce, taxation, society Security, land and resources, real estate, movable property, public accumulation fund, education, medical care, civil affairs and other administrative departments), For the relevant main body base to query and use it for legitimate purposes.

7.2 Commitment of the Borrower here: If the Borrower fails to perform its obligations in accordance with this Contract or the guarantor fails to perform its obligations in accordance with the Guarantee Contract (hereinafter referred to as “The Borrower Breach and Dispromise”), Agree that the lender shall submit the borrower’s breach of contract to the relevant banking association, And authorize the relevant banking associations to share and even publicize the default information among the banking financial institutions of the borrower in an appropriate way; And the borrower voluntarily accepts the lender and other banking financial institutions to jointly take joint trust-breaking punishment and rights protection measures, Including but not limited to: reduce the loan amount or stop lending, stop opening a new settlement account, and stop the legal representative / executive of the borrower Transaction partner (delegated representative) new credit card.

Article 8. Force Majeure

8.1 Force majeure referred to in this Contract refers to all kinds of events that can not be foreseen and cannot be reasonably prevented or avoided by the consequences.

8.2 If a party is unable to perform the Contract in whole or in part due to the force majeure, the party shall notify the other party in writing within 10 working days after the occurrence of the force majeure; and shall provide the details of the event and the relevant competent authorities within 15 working days certificate of force majeure event.

8.3 If either party is unable to perform this Contract in whole or in part due to Force Majeure, the party shall not be liable for breach, provided that such party shall take all necessary and appropriate measures to mitigate the losses that may be caused to the other party, and both parties shall perform this Contract in accordance with the Force Majeure The impact degree of the contract, the negotiation and decision to change or terminate the contract.

Article 9 Notice and service

9.1 The parties confirm that the address and contact information listed in the first and the appendix of the document shall be the service address and contact information of various agreements, legal documents, legal documents and other notices and communications issued by the parties and the competent authorities. The service the address and contact information are applicable to the parties’ personal contact, litigation, arbitration, notarization, execution and other stages.

9.2 The parties to the contract, the trial court, the arbitration institution, the notary office and the confirmation of the written documents shall be deemed to be delivered after the delivery date, if the mail shall be rejected on the return date, the delivery party may be taken Record the process of service by photo and video recording, and the documents shall be deemed to have been served.

9.3 the parties to the contract, the court, arbitration agencies, notarial offices can through the first and attachment “service address confirmation” listed in the mobile phone number, WeChat account or email, with mobile phone SMS, WeChat or E-mail modern communication way to written documents and communication, the parties to the contract, trial court, arbitration agencies, notary office as long as confirmed by the first and attachment If any address or contact information listed in the Confirmation of Address sends relevant documents or communications, it shall be deemed to have been served.

9.4 If any party changes any contact information including contact address left in the first document and the attached Confirmation of Service Address, the changing party shall notify the other party of the changed contact information in writing within 5 days after the change. If the changing party fails to perform the notification obligation in the foregoing way, the service address and contact information confirmed herein shall still be regarded as the valid service address and contact way.

9.5 After any dispute enters into the arbitration or civil proceedings, if the relevant party responds to the lawsuit and directly submits the confirmation letter of service address to the arbitration institution and the court, if the confirmation address is inconsistent with the service address confirmed in this Agreement, the confirmed service address submitted to the arbitration institution and the court shall prevail. If the address is changed in the arbitration or civil proceedings, the address of service shall be performed to the arbitration institution or the court Change notification obligation.

9.6 The parties hereby agree that when the original is on the way, the validity of the faxed piece is equivalent to the original.

9.7 For the inconsistency between the header and the address and contact information listed in the Confirmation of Service Address confirmed by the applicant, the information confirmed in the Confirmation of Service Address shall prevail. The agreement of this clause and the service address already filled in by the applicant. In case of any inconsistency of the terms of the Confirmation Letter, the provisions of the Confirmation of Service Address shall prevail.

Article 10 The composition of the contract shall conflict with the terms

10.1 This Contract is composed of general terms and contract elements, and the provisions of the provisions of the contract elements are related to the text of the contract In case of inconsistent terms, the terms of the contract elements shall prevail.

10.2 The appendix hereto is an integral part of this Contract and has the same legal effect as this Contract.

Article 11 Notary clause

If the parties hereto agree to go through the notarization procedures for enforcing the Contract, then:

11.1 All parties jointly confirm that, in accordance with relevant laws and regulations, the meaning, content, procedure, effect, and legal consequences of the compulsory notarization and have no objection. After careful consideration and decision, within 5 working days from the date of signing this contract, from the Is willing to go through the compulsory notarization procedures of this contract to the notary office.

11.2 the borrower promises, if the borrower failed to in accordance with the main contract, to the lender to perform the debt obligations under the main contract (including the debtor) the lender, the lender has the right to single direction notary office to apply for the certificate of execution, and apply to the people’s court for enforcement, without the proceedings. The Borrower undertakes to voluntarily waive the right of action and the right of defense, to voluntarily accept the people’s court with jurisdiction for compulsory execution according to law.

Article 12 Effectiveness, modification, and rescission of the contract

12.1 This Contract shall be affixed with the official seal or special contract seal of the lender, and the borrower with the official seal and the legal representative (the principal person in charge) It shall take effect from the signature or seal of the authorized agent or authorized representative.

12.2 After this Contract comes into force, neither party shall change or terminate the contract without authorization. If changed or termination, it shall be deemed by both parties the person reached a consensus and reached a written agreement. This contract shall remain in force until the written agreement is reached.

Article 13 Application of law

The conclusion, validity, interpretation, performance and dispute settlement of this Contract shall be governed by the laws in force of the People’s Republic of China (not included Laws of Hong Kong, Macao and Taiwan).

The above is this general terms, and the borrower should read the terms of the contract and make any questions to the bank in time seek advice from.

(Part I, completion)

Part II Contract element terms

Article 1 Amount of loan

1.1 The amount of borrowing in this Agreement means the amount described in Item (2) below:

(1) The serial number signed by the Lender and the Borrower is  /    In the Comprehensive Credit extension Contract, the lender grants the borrower. The amount for working capital borrowing is / (RMB /   );

(2) The amount of working capital loan that the borrower may apply for to the lender within the following agreed amount and the use period: amount RMB 30,000,000.00 (in words RMB 30 million only).

The effective period during the borrower may use the limit is In 2024 January 4th solstice On December 15, 2024. The accumulated balance of the borrower’s application for working capital loan (that is, the outstanding working capital loan debt in use The principal amount) shall not exceed the limit at any point during the validity period of the limit, otherwise the lender has the right to refuse to accept it. The borrower must apply for the use limit within the effective period of the above limit, and the starting date of each limit shall not exceed the effective period of the limit dies ad quem. If the quota is adjusted during the effective period, the deadline date is the adjusted deadline. The aforementioned amount is specified in Item A below:

A. Recyclable amount: within the validity period of the limit and within the limit, the amount that has been fully paid off shall be reviewed by the lender Agree, the borrower can apply for use again.

B. Non-recyclable quota: within the validity period of the limit and within the limit, the borrower cannot limit the quota that has been fully paid off apply for the use again.

1.2 The Borrower knows and agrees that the provisions of this Contract do not constitute the obligation of the Lender to provide the Borrower with financial services such as loan amount, financing or sign a specific business contract, and the Lender has the right to borrow the amount, the validity of the amount and the loan under this Contract Type, guarantee methods and other matters to be adjusted.

Article 2 Purpose of the loan

The purpose of the loan under this contract is: the daily operation and working capital turnover of the borrower and the borrower’s holding subsidiary. Without the lender’s book It agree that the borrower shall not change the purpose of the loan determined above.

Article 3 Use of the loan amount

3.1 When applying for the loan amount, the borrower must submit the application for the loan withdrawal to the lender three working days in advance. After the approval of the lender, the lender shall issue the loan to the borrower and notify the borrower.

3.2 The amount, term and payment method of each loan under this Contract (independent payment or / entrusted payment) shall be subject to the Application for Limit Loan Withdrawal confirmed by the Lender. If the actual withdrawal time of the loan is different from the aforementioned agreement, the time of the loan withdrawal shall be based on the loan IOU The record shall prevail.

Article 4 Issuance of loans

The Borrower has designated the following account as the loan issuance account:,

Account Name: Hangzhou Xuhang Network Technology Co., LTD

Bank: Beijing Zhongguancun Bank Co., LTD

Account No.: 1005890001500025393

Article 5. Interest rate

5.1 The loan interest rate under this Contract shall be determined in the following way (1).

(1) Fixed interest rate: the 1-year or 5-year LPR issued by the National Interbank Offer Center based on the release date of the latest loan market quotation rate (hereinafter referred to as “LPR”) (the 20th day of each month, postponed in case of holidays) Base point (1 basis point =0.01%) calculation. The interest rate remains unchanged during the borrowing period of each loan.

(2) Floating interest rate: when each loan under this contract is withdrawn, add or subtract the agreed basis point of the 1-year or 5-year LPR issued by the National Interbank lending Center on the latest LPR release date (1 basis point =0.01%) for the calculation. In this contract During the borrowing period, the borrowing interest rate shall be adjusted as follows:

☒ The district is adjusted annually, and January 1 of each year is the interest rate adjustment date, and the LPR addition or subtraction of the same period recently issued prior to the interest rate adjustment date The basis point of execution.

☒ District Other: /

The specific interest rate of each loan shall be subject to the loan record.

5.2 Overdue penalty interest rate: Any failure by the borrower to repay the principal and interest in full in any period shall be deemed to be overdue, and the penalty interest rate shall be overdue the borrowing interest rate agreed in this contract shall be determined on the basis of adding [50]%.

5.3 Penalty interest rate for default: if the borrower fails to use the loan for the agreed purpose, it shall be deemed to default, and the penalty interest rate for default shall be in this contract the fixed borrowing rate is determined on the basis of [100]%.

5.4 If the same loan is both misappropriated and overdue, the penalty interest rate shall apply to the highest interest rate.

Article 6 Interest calculation, interest settlement and repayment

6.1 The interest of each loan hereunder shall be calculated daily from the actual withdrawal date, and both parties agree to follow below (2) Determine the knot by any way Interest rate and repayment method:

(1) The interest rate shall be settled on the 21 (21) day of each month, and the interest of maturity date shall be cleared with the principal;

(2) The interest shall be settled on a quarterly basis on the 21 (21) day of the end of each quarter, and the interest on the maturity date shall be cleared with the principal;

(3) The interest shall be paid along with the principal, and the interest shall be paid once on the due date;

(4) Other methods: /.

The Borrower agrees and agrees that the specific repayment amount, date and other relevant arrangements under this Contract shall be issued by the Lender to the Borrower Repayment plan shall prevail.

6 .2 The borrower shall repay the principal and interest due and payable by means of article (1) below.

(1) The borrower authorizes the lender to deduct the borrower from the loan issuance account stipulated in Article 4 of the elements of this contract principal and interest.

(2) The borrower shall fully pay the principal and interest to the following designated account on each repayment date or date:

account name:/

Bank: Beijing Zhongguancun Bank Co., LTD

account number:/

Article 7 repayment in advance

7.1 The Borrower may repay the loan hereunder 3 days in advance with the consent of the lender in advance.

7.2 The Borrower agrees to pay the repayment of the loan in advance equivalent to /% of the loan in advance, or RMB /  (in words) Yuan only as liquidated damages.

Article 8. Guarantee Clause

The loan under this contract is guaranteed by the following guarantee contract:

(1) The Maximum Amount Guarantee Contract No. ZGCB (ZB) 20230035.

(2) The Maximum Amount Guarantee Contract No. ZGCB (ZB) 20230037.

(3) Number is    /    and so on [    /    ]

(4)/

Article 9 Special agreed matters

9.1 The loan hereunder shall be used for the daily working capital turnover of the borrower and the holding subsidiary, and shall not be used for other purposes, or shall it be used for purposes in violation of relevant laws, regulations or rules. For the specific use purpose, see the quota loan withdrawal application submitted by the borrower Please book.

9.2 During the effective period when the borrower can use the quota agreed herein, the sum of the loan principal balance of the borrower, Beijing Hexin Liancheng Technology Co., Ltd. (Unified Social credit code: 91110108MA 7KNAB 27F) at the lender shall not exceed RMB 3000 Wan Yuan. In case, the Lender shall have the right to refuse the loan or take other remedial measures agreed herein.

Article 10. Dispute settlement

In any dispute or dispute arising from or in connection with this Contract, the parties agree to follow the following provisions (1) Solution by one way:

(1) It shall be under the jurisdiction of the people’s court where the lender has his domicile.

(2) The submission / arbitration commission shall be in accordance with the arbitration rules then in effect of the arbitration institution  /  City for arbitration. The arbitration award is final It shall be legally binding on the parties.

(3) Other: /

Article 11 Other

1. Consumer Rights Protection clause:

In order to protect consumers’ right to know and the right to choose independently, and to protect the legitimate rights and interests of consumers in accordance with the law, the lender has made a true, comprehensive and complete disclosure of the service content provided, especially the specific information involving charging fees, in the business process. The lender makes it clear that it shall not charge consumers any fees privately under any name except for the fees agreed upon in this contract. In order to facilitate the borrower’s consultation or feedback on issues related to this Contract The following contact information is exclusive consultation and complaint telephone [956195, online time: 9:00 to 18:00], or can contact through the lender enterprise WeChat.

2. This contract is made in duplicate, one for the lender and one for the borrower, all of which have the same legal effect.

Special statement

The Borrower is aware of and fully understands the contents of the terms of this Contract. At the time of signing this Contract, the Lender shall mitigate or exempt it under this Contract In addition to the liability of the lender and other significant interest with the borrower to the borrower in bold, and has been Such terms and other terms of the Contract to the Borrower voluntarily or as required by the Borrower The legal meaning of such provisions is unmistably understood. Both parties confirm that all the terms of the contract are undisputed.

(No text below, for the contract signing page)

(This page is a signing page.)

Lender: Beijing Zhongguancun Bank Co., LTD (Official seal/Contract seal)

Borrower: Hangzhou Xuhang Network Technology Co., LTD (Contract seal)

Legal representative or authorized representative:

Date of January 4, 2024

appendix:

Major Environmental, Social and Governance Risk Management Provisions

(This clause applies where the Borrower is an institution)

1. For the purpose of this Major Environmental, Social and Governance Risk clause, the following terms have the following meanings:

(1) Environmental, social and governance risks: refers to the risk level related risks that the borrower and its affiliates may harness the environment and society in the construction, production and business activities, including energy consumption, pollution, land, health, safety, resettlement, ecological protection, Climate change and other related environmental, social and governance issues.

(2) Environmental, social and governance risks related laws and regulations: refers to the environmental, social and governance practices that are applicable to this Contract at any time. All existing laws, regulations, normative documents, relevant regulatory regulations and policies related to the insurance.

2. The Borrower hereby represents and undertakes that:

(1) There are no major environmental, social and governance risks in daily operation, and the relevant laws on environmental, social and governance risks shall be observed instrument for drawing circles.

(2) Any authorization, filing, licensing under the laws and regulations of relevant environment, social and management risks, internal management documents and regulations, and responsibilities, obligations and penalties of relevant responsible persons / departments, and emergency mechanisms and remedial measures corresponding to risk events; the above documents and systems are established Be effectively implemented.

(3) There are no major litigation, arbitration cases or other legal procedures related to environmental, social and governance risks.

(4) Accept the assessment and inspection of the environmental, social and governance risks, including but not limited to the on-site assessment and inspection of the project, and will not make any unreasonable arrangements for the relevant assessment and inspection obstacle or to refuse for any unreasonable reason.

(5) In the event of any other third party claiming or challenging the borrower related to environmental, social and governance risks, it shall immediately notify the lender and promptly take all appropriate and necessary actions (including but not limited to taking necessary control And remedial measures), to properly solve, and timely report the progress to the lender in detail.

(6) Strengthen risk management to prevent environmental, social and governance risks from affecting the normal production and operation and social reputation of borrowers benefit influence.

(7) Other matters related to the control of environmental, social and governance risks as required for the performance of the reasonable requirements of the lender.

3. Borrowers involved in environmental, social and governance risks shall regularly submit the relevant environmental, social and governance risks to the lender The above report includes, but is not limited to, the following contents:

(1) Acquisition and maintenance of relevant authorization, filing and licensing.

(2) the environment and society of the government, the judiciary or other public social organizations or institutions with the supervision and inspection of the borrower And the assessment and inspection of governance risks.

(3) Supporting construction and operation of environmental facilities.

(4) Discharge and standards of pollutants.

(5) The safety and health situation of the employees.

(6) Other third parties’ rights claims, disputes or doubts related to the environmental, social and governance risks of the borrower, Including but not limited to complaints, protests, claims, etc

(7) Other major information considered by the lender as related to environmental, social and governance risks.

4. In addition to the event of breach agreed in herein, the following circumstances also constitute an event of default:

(1) The borrower is punished by the relevant government departments for its poor management of environmental, social and governance risks, which shall be judged by the lender Punishment will have a material adverse impact on the performance of this Contract.

(2) The borrower is strongly questioned by the public, the media or any other third party due to poor management of environmental, social and governance risks Or a claim and failure to remedy it in a reasonable manner within a reasonable time.

(3) The Borrower violates its other representations, warranties and commitments under this Material Environment and Risk Management clause and fails to cooperate Remremedy in a reasonable manner within the time limit.

(4) Other matters that are sufficient to identify the borrower as in default according to relevant laws and regulations on environmental, social and governance risks.

5. Relief for breach of contract

In the event of any of the above events of default, in addition to the remedy measures agreed herein, the Lender shall have the right to require the Borrower to indemnify any and all expenses and losses incurred or suffered by the Lender directly or indirectly or related to such events of default Liability or expenditure.

appendix:

Confirmation of Address of Service

Contract number	ZGCB (JK) 20240002-01		Affidate the person	☑ Debtor; ☐ Guarantor; ☐ Other
Inform the information

In accordance with the relevant legal provisions and judicial interpretations (see the back of this confirmation for the relevant content), the notification is as follows

1. This service address as financial institutions involved in loan business related agreement, lawyer letter, collection letter, prepayment notice and other documents communication address, also for the performance of the contract disputes to the mediation organization for mediation and litigation service address (proceedings including filing, first instance, second instance, retrial and execution procedures). In order to protect the legitimate rights and interests of the confirmer, the confirmer shall truthfully provide the exact address of service.

2. If the confirmed service address is changed, the applicant shall timely inform the financial institution filling in this confirmation through the changed delivery address (check: written, electronic banking, customer service telephone number). If the applicant fails to inform him in time, the address confirmed in this confirmation shall be the address for service. After the confirmation person changes the address of service, the new address of service shall prevail. In the proceedings, if the applicant reconfirms the address of service to the court, the address of service submitted to the people’s court shall prevail.

3. The confirmation person can voluntarily choose whether to agree to E-mail, fax, wechat and other electronic delivery methods. If the confirmation person agrees to the electronic service, It shall be known that the electronic service and the offline service have the same legal effect; the service materials of the same content shall be sent to the same confirmation applicant in various ways If reached, the date of service shall be determined by the first way of service.

4. If the service address provided by the customer is inaccurate, the change of the service address is not informed, and the recipient of the document refuses to sign the relevant document, the document left at the address shall be the date of service; if the document is served, the date when the document is returned on the date of service, at the service information, the address.

address for service	Offline delivery

The Company confirms that the following addresses are the addresses of service:

Address: Room 101 (Community and house number), No. 2, Gaotingba Street (Road), Gongshu (City) District, Hangzhou, Zhejiang (Province)

Editor: 310015

To: Xiao Tian hang Tel: 18814820257

	Electronic delivery	☑ agree

Important tip: electronic service and other ways of service have the same legal effect! If the applicant agrees to electronic service, provide the mobile phone number owned or controlled by the company to timely check important information; provide the email address, fax number and WeChat ID owned or controlled by the enterprise to timely check important documents and effectively protect its legitimate rights and interests.

Mobile phone number (receive SMS reminder): 18814820257

Please choose the specific electronic delivery method

☑ E-mail, email address: simba.xiao@navrise.com

Area fax, the fax number is: /

☑ Wechat, Wechat number is: 18814820257

☒ The district does not agree

To On the send to the ground Address of the Affirm remarks

I have carefully read the notice matters in this confirmation to ensure that the above service address is accurate and effective, and I am willing to bear the corresponding legal consequences.

Confirmation: (official seal)

Legal representative or his authorized representative:

(The following is on the back side of the confirmation letter.)

The Civil Procedure Law of the People’s Republic of China (excerpt)

Article 90 With the consent of the person who served the documents, the people’s court may serve the litigation documents by electronic means that can confirm its receipt. If the written judgment, written order or mediation statement is served electronically, and the recipient requires paper documents, the people’s court shall provide them. In case of service by means of the method mentioned in the preceding paragraph, the date of the information to the specific system shall be the date of service.

Several Opinions on Further Promoting the Separation of Simple and Simple Cases and Optimizing the Allocation of Judicial Resources

(No. 21, 2016) (excerpt)

Article 3 Improve the procedure and method of service. If the parties agree on the address of service before the occurrence of the dispute, the people’s court may take the address as the confirmation address for the service of the litigation documents. When bringing a suit or pleading, the party shall fill in the confirmation of the address of service in accordance with the provisions. Actively use electronic service; if the party agrees to electronic service, it shall provide and confirm the fax number, E-mail, WeChat ID, etc electronic delivery address.

Several Opinions on Further Strengthening the Civil Service of Service

(No. 19, 2017) (excerpt)

Article 8 the parties refused to confirm the address or to refuse to investigations, refused to answer the phone, avoid service personnel, move from the original residence, avoid, the people’s court cannot or cannot confirm the service address, can be handled in the following circumstances: (a) the parties involved in the contract, the letter of the address, to the agreed address for service location;

The Online Litigation Rules of the People’s Court

(No. 12, 2021) (excerpt)

Article 29 With the consent of the subject person, the people’s court may, through the service platform, serve the litigation documents and evidence to the electronic addresses of the person of the subject person in accordance with the relevant provisions of laws and judicial interpretation material.

In any of the following circumstances, the people’s court may determine the person to whom the service agrees to the electronic service: (1) the person where the recipient provides the electronic service for the service in the statement of complaint, appeal, application form or defence; (4) the recipient returns the service. Accept the completed electronic service by means of receiving, participating in the lawsuit, and do not explicitly agree to the electronic service.

Beijing Zhongguancun Bank

ZHONGGUANCUN BANK

Limit loan contract (applicable to the offline limit loan business of enterprises) - 2023V1.0

Limit loan contract

(Applicable to enterprise offline limit loan business)

Special note:

This contract is concluded by both parties through negotiation on the basis of equality and voluntary agreement, and all terms are the true intention of both parties. The contract consists of two parts: “General terms” and “Contract element terms”. Please read through the general terms and fill in the contract element clauses carefully sincere.

In order to safeguard the legitimate rights and interests of the signatory, the bank hereby asks the signatory to pay full attention to the black part of the contract, which may be a clause to reduce or exempt the liability of the bank and have a significant interest with the contracting party. If there is any, it can consult in time, and the bank will actively answer. Do not sign this Contract unless the contractor has fully understood all the terms of the Contract. Once signed, this contract shall be deemed as such. The contracting Party has fully understood this Contract and agrees to be bound by this Contract.

Lender Information:

lender	Beijing Zhongguancun Bank Co., Ltd

address	Unit 2, Floor 301, Floor 306, Building 2, Building 2, Unit 2, Floor 4 to Floor 10, Haidian District, Beijing

legal representative	Guo Hong

contacts	lift a sail telephone 15652166060

portraiture	010-83023210 E-mail zhangfan@zgcbank.com

Borrower Information:

Name of the borrower: Beijing Hexian Lianjing Technology Co., LTD

Address (address of service)	A-02, 4th Floor, 89 Xisanhuan North Road, Haidian District, Beijing

legal representative	Xiao Tianhang

contacts	Xiao Tianhang	contact number	18814820257

E-mail	simba.xiao@navrise.com	portraiture	/

Wechat number	18814820257	Mobile phone SMS reception number	18814820257

[The borrower must fill in the above information accurately and completely to ensure the timely delivery of relevant notices and legal documents]

In accordance with the provisions of relevant laws and regulations in China, the lender and the borrower shall follow the principle of good faith, equality and voluntary, To conclude this contract and abide by this contract together. The loan and the loan under this contract shall have the same meaning.

Part I, General Terms

Article 1 Use of the loan amount

1.1 in the contract of the loan amount and loan term, the borrower can once or points withdrawal, the borrower use the loan accumulated balance (i. e., the use of outstanding working capital loan debt principal amount) in the contract of the loan amount during any time shall not exceed the loan amount agreed in this contract. In the terms of the contract elements, if the loan amount can be recycled, during the effective period; in the terms, the repaid loan amount shall not be applied again. Used loan amount It will be cancelled automatically only after the expiration of the effective period.

Not with standing the above agreement, the lender may adjust the loan amount of the borrower at any time according to the borrower’s credit status, operation status, guarantee status, etc. Once such adjustment is made, the loan amount shall take effect immediately after notifying the borrower and replace the approval by the lender before the adjustment. The borrowing amount of the borrower.

1.2 When the borrower draws the loan amount under this Contract, it shall meet the following conditions, and each withdrawal shall submit the withdrawal application to the Lender at least three working days in advance at the request of the Lender, otherwise the Lender has the right to refuse the withdrawal of the borrower, but the loan the issuance of the loan without meeting all the following conditions shall not constitute a default of the lender:

(1) This contract has come into force, the guarantee contract (if any) hereunder has been established and come into force, relevant registration, delivery, Insurance (if any) and other legal procedures have been completed and remain valid;

(2) The Borrower has not violated any provision of this Contract, or the remedy of default has been recognized by the Lender Or that the lender considers that the impact of the event of default has been eliminated;

(3) The borrower has provided the relevant materials required for handling the loan according to the requirements of the lender;

(4) Any representations and warranties made by the Borrower in this Contract are true, accurate and valid;

(5) No material adverse changes in the financial status of the borrower;

(6) The withdrawal conditions (if any) agreed in the “Special agreed Matters” section of the “Contract elements” have been obtained satisfied;

(7) For the loans issued by means of independent payment, the funds for the previous loans issued by means of independent payment shall be provided road situation description and related materials.

Article 2 Payment and payment of loans

2.1 The loan is completed when the lender transfers the loan applied by the borrower to the loan issuance account agreed here in the issuing obligation shall be deemed that the borrower has withdrawn and used the loan amount, and the interest shall start from the date of the issuance of each loan fund.

2.2 Payment of the loan in the case of entrusted payment refers to the payment of the lender entrusted by the borrower to the transaction object of the borrower under this Contract. The loan issued, in the case of independent payment, means that the borrower transfers the loan issued under this contract to the transaction object by itself.

2.3 On the premise of complying with laws, regulations and regulatory regulations, the lender shall have the right to determine the payment method of the loan according to the purpose of the borrower and the specific amount paid, that is, the loan entrusted payment by the lender and / or the independent payment by the borrower. If the purpose or payment method of the loan is examined by the Lender does not conform to the provisions of this Contract or the requirements of the Lender, the Lender shall have the right to require the Borrower to adjust the payment method or reject the Borrower. For any liability and consequences such as loan delay caused by the borrower, and the lender shall not bear any responsibility.

2.4 Under the case of entrusted payment, the borrower shall not withdraw or transfer the loan funds during the stay of the account of the borrower in the loan issue, and during this period, if the funds are subject to compulsory measures including but not limited to freezing and deduction, the borrower shall be liable for the amount and the borrower still need to bear the repayment responsibility.

2.5 Under the entrusted payment method, the Borrower shall specify the payment object, payment time and payment amount to the Lender, and shall provide the relevant transaction documents, transaction vouchers or other transaction certificates to the Lender, and the Borrower guarantees to provide them is true, complete, legal and effective.

2.6 using the borrower independent payment, the borrower shall according to the requirements of the lender to submit the loan funds payment, meet the requirements of the lender loan funds use records and data, and provide the lender with the corresponding account information, payment documents for the lender to check, the borrower know and agree to the lender has the right to account analysis, certificate inspection or field investigation, check to borrow. Whether the purpose of the paragraph is used according to the purpose agreed herein. Otherwise, the lender has the right to require the borrower to bear the liability for breach of contract.

2.7 All handling fees required for the loan payment to the transaction object designated by the borrower under the entrusted payment method shall be borne by the borrower. The Borrower shall pay the above fees to the Lender on the entrusted payment of each loan.

2.8 Under the entrusted payment, the borrower shall not issue any payment and payment orders to the lender except for the circumstances agreed here in use other means to use the loans that have been made.

2.9 In the process of loan payment, if the borrower’s credit status decreases, the profitability of the main business is not strong, or the use of the loan funds is abnormal, the lender has the right to adjust the payment method and reduce the amount standard applicable to the entrusted payment method; the lender also has the right to suspend the issuance of loan funds. Release and payment, in which case, the lender may timely notify the borrower to negotiate the conditions for the issuance and payment of supplementary loans.

Article 3 Interest rate, penalty interest and compound interest

3.1 The contract interest rate for the next month = annual interest rate / 12, and the daily interest rate = annual interest rate / 360.

3.2 The interest of each loan begins on the withdrawal date, and the Borrower shall pay to the Lender on each settlement date (or excluding the repayment date) the interest generated between the withdrawal date) or the previous settlement date (including the settlement date). Principal due on the coupon date (if any).

3.3 For the overdue principal of the borrower due (including the announced overdue maturity), the overdue penalty interest shall be charged at the overdue interest rate until the borrower pays off the principal and interest of the borrower shall be calculated at the date. Recoup, calculated according to the actual overdue days.

3.4 If the borrower fails to use the loan according to the agreed purpose, the lender shall use the amount of the loan as from the date of default. The penalty interest rate for default agreed in the contract shall be calculated on the actual days of default until the borrower pays off the principal and interest of the borrower. The penalty interest paid at the time of default shall be calculated at the same rate as on the settlement date or repayment date agreed in this contract according to the actual overdue day, number of calculation.

3.5 When the contract loan interest rate is adjusted, the overdue penalty interest rate and default penalty interest rate under this contract shall be adjusted according to the proportion agreed herein after the adjusted contract loan interest rate, and shall be applied at the same time with the contract loan interest rate, sectional calculation.

3.6 If the contract loan interest rate, overdue penalty interest rate and default penalty interest rate are adjusted according to the contract, both parties do not need to sign the contract separately. Neither party is required to obtain the consent of the other party, nor to notify the guarantor or obtain his consent.

Article 4 Repayment

4.1 The Borrower shall pay the Lender the interest payable and the principal due (if any) before 17:00 hours; whether or whether the interest settlement date is the Bank business date, the Borrower shall authorize the lender to deduct or voluntarily repay on the interest settlement date or repayment date. Among them, the aforementioned repayment date is included. The interest settlement date also includes the principal repayment date.

4.2 During the performance of the contract, the first repayment date and the final repayment date of each IOU shall be non-bank working days, which shall be extended to the next working day of the bank. In case of statutory holidays and other non-working days, other repayment days will be automatically postponed to the next working day, and will be increased accordingly Interest days.

4.3 If the Borrower fails to pay any amount due and payable under this Contract, the Borrower authorizes the Lender to deduct the corresponding amount from any account of the lender opened by the Borrower under the contract agreed herein, and the loss of interest and any other loss caused thereby shall be caused by the loan People bear it themselves.

4.4 the amount paid by the borrower or the amount withheld (including any amount obtained by the lender under this contract) shall be repaid in the following order: (1) the expenses of realizing the creditor’s rights and guarantee rights; (2) liquidated damages; (3) damages; (4) compound interest; (5) penalty interest; (6) interest; (7) principal. The lender has the right to change the aforementioned order and repayment ratio.

4.5 If the repayment account stipulated in Article 6.2 (1) causes the abnormal account status, the borrower cannot make normal repayment through the account, or the borrower intends to change the repayment account, the borrower shall handle the corresponding change at the lender procedures.

4.6 Except stipulated in Article 4.5 of this Article, the borrower shall not change the repayment account without the consent of the lender, otherwise, the lender shall If the current principal and / or interest are not deducted from the repayment date (interest settlement date) or the advance repayment date, the borrower shall be deemed to have failed to repay.

4.7 The lender has the right to require the borrower to adjust the repayment plan, including, according to the use of the borrowing funds and the business situation of the borrower. However, it is not limited to changing the repayment method, shortening the grace period (if any), increasing the frequency of installment repayment, increasing the amount of installment repayment, etc.

Article 5 Statements, warranties, rights and obligations of the borrower

5.1 The borrower is a lawfully established and effectively existing enterprise, with full capacity for civil rights and civil conduct, and has taken it. Have all necessary permission, approval, registration and record required for signing this contract.

5.2 The Borrower has obtained the internal authorization to sign this Contract. The signing and performance of this contract by the borrower shall not violate its internal regulations, Does not conflict with its prior statutory or agreed obligations.

5.3 When this Contract is signed, there is no litigation, arbitration or administration that may cause a significant adverse impact on the borrower’s performance of this Contract Procedure, or enforcement procedures by the judicial or executive agency, or other potentially material disputes.

5.4 The Borrower warrants that all the information provided to the Lender is true, complete and accurate, and that there is no information outstanding to the Lender Disclosure of material debts with contingent liabilities and without omission or concealment of any material facts.

5.5 The Borrower guarantees to use the borrowed funds under this Contract for the purposes stipulated in this Contract and laws and regulations, and shall not include the borrowed funds, equity investment or securities investment, and shall not flow to the real estate market, online lending platforms and other areas prohibited or restricted by the state; Do not change the purpose of the loan agreed in this contract or use the loan for other use without authorization.

5.6 The Borrower will accept the lender’s investigation, understanding and supervision of the purpose of the loan under this Contract, and the Borrower will actively allocate it. The lender shall conduct loan payment management, post-loan management and relevant inspection, and provide relevant documents at any time as required by the lender.

5.7 The Borrower will actively cooperate with the Lender in the investigation, understanding and supervision of its production, operation and financial status, and provide the Lender with the balance sheet, income statement, cash flow statement and other materials required by the Lender on time. The borrower promises not to break through the loan. Person-set or bound by the financial indicators agreed upon by both parties.

5.8 The Borrower agrees that the Lender shall transfer all or part of its claims under this contract to a third party if necessary and transfer them Let the act not to object.

5.9 The order of repayment of the borrower’s debts to the lender takes precedence over the borrowing of the shareholders of the borrower to the borrower, and over the similar debts of other creditors. In the case that the net profit after tax of the relevant fiscal year is zero or negative, or the after-tax profit is insufficient to cover the cumulative losses of the previous fiscal year, or the pre-tax profit is not used to pay off the principal, interest and expenses payable by the borrower in the fiscal year or if the pre-tax profits are insufficient to pay off the principal, interest and expenses payable in the next period, the borrower shall not distribute the shares to the shareholders in any form Interest, dividend.

5.10 In any of the following circumstances, the Borrower undertakes to promptly notify or obtain the written consent of the Lender. In addition, the lender has the right to independently decide to announce the early maturity of the quota, cancel the credit line, request the withdrawal or additional margin, according to the occurrence of the following circumstances. The borrower shall unconditionally implement and cooperate with the remedial measures such as additional guarantee and exercising the guarantee rights in advance:

(1) when the borrower to contract, lease, joint venture, sino-foreign joint venture cooperation, shareholding system reform, merger (including merger), division, production transfer measures or production rectification, dissolution, (closed), apply for reconciliation / reorganization / bankruptcy, equity transfer (including sale, gift, debt, exchange, etc), the material assets reorganization, substantial increase debt financing, provide more than 10% of assets guarantee, property transfer, capital, mortgage, pledge or other dispose of material assets enough to cause the contract of creditor’s rights debt relationship change or affect the rights and interests of the lender, The borrower undertakes to notify the lender in advance, And, with the written consent of the lender. Otherwise, the above-mentioned work shall not be done action;

(2) When the borrower changes its name, legal representative (responsible person) and other senior management personnel, residence (address) and operation. In scope and other matters, the borrower undertakes to notify the lender in writing within seven days after the change;

(3) If the borrower poses a threat to its normal operations or a material failure to the performance of its obligations under this Agreement Affected any other events, including but not limited to production, closed, cancellation of registration, revoked business license, involving litigation / arbitration activities or major economic disputes, the legal representative or principal suspected illegal activities, property is seized, frozen, deduction or confiscation and other judicial or administrative measures, business difficulties, financial condition deterioration, collateral value less or may reduce, the actual control of the borrower changes, the borrower promises, immediately after the occurrence of written notice to the lender, and shall take effective measures to remedy;

(4) If the guarantor (including the mortgagor, the pledgor and the guarantor) and the actual controller of the Borrower has occurred in the events listed in items (1), (2) and (3) of this paragraph or other changes detrimental to the realization of the lender’s claims, the borrower promises to happen immediately after the occurrence Notify the lender in writing.

5.11 In the case of the guarantee, the guarantor breaches any obligation or commitment agreed in the security contract, or loses the guarantee capacity, Or if the security is damaged, lost or its value is significantly reduced, the Borrower warrants to immediately provide new security or advance clearance to the satisfaction of the Lender Pay off the loan under this contract.

5.12 If any other loan, financing, guarantee, compensation or other debt repayment liability of the Borrower fails to be performed at maturity, the Borrower’s ability to perform the debts under this Contract is affected, or the guarantor affects its performance of the guarantee liability to the lender due to the aforementioned situation. Capacity, the Borrower shall provide new effective full guarantee or other remedial measures stipulated in Article 5.10 as required by the Lender.

5.13 The Borrower undertakes not to evade the bank debts by setting the right of residence for others on the residence of which he enjoys the ownership.

5.14 In the case of installment repayment, if there are multiple maturing loans or overdue loans under this Contract, the Lender has the right to decide the order of the borrower to pay off a certain repayment; if there are multiple maturing loan contracts between the Borrower and the lender, the Lender has the right to decide The order of contract performance of each repayment by the borrower.

5.15 If the third party performs the relevant obligations and responsibilities under this Contract on behalf of the debtor, it shall obtain the consent of the lender. If the lender refuses to perform on behalf of a third party, the borrower shall not be exempted from its liability. The lender agrees or unknowingly accepts a third party on behalf of the lender to undertake obligations other than those agreed herein, including but not limited to the transfer of creditor’s rights and debt information, litigation and period maintenance of the pledge registration, etc.

5.16 The Borrower (if applicable) undertakes that its construction, production and business activities shall not violate the state on energy consumption, pollution, land, and Relevant laws, regulations and management requirements in the fields of health, safety, resettlement, ecological protection, and climate change. Where the construction, production and operation of the borrower involve major environmental and social risks, it shall provide environmental and social risk reports and other corresponding materials as required by the Lender, and cooperate with the Lender’s supervision and on-site investigation. The Borrower violates the commitments or obligations of this article, or has relevant environmental risks and agencies. In case of risk, the borrower shall be deemed to have breached the contract, and the lender shall have the right to take corresponding measures in accordance with Article 6 of the general terms hereof (including but not limited to announcing the early maturity of the loan, stopping issuing new loans, exercising the guarantee rights, etc.), the liable for breach of contract.

Article 6 Liability for breach of contract

6.1 After this Contract comes into force, both the lender and the borrower shall perform the warranties, commitments and obligations agreed herein. If either party breaches its representations, statements, warranties, commitments and obligations hereunder in this Contract, it shall bear the corresponding liabilities for breach of contract and make compensation therefrom the loss caused by the other party.

6.2 If the Borrower or Guarantor defaults or anticipated default, the Lender shall have the right to exercise individually or together the following rights:

(1) Announce that all credit granted by the borrower to the lender, including but not limited to loans, bill financing, etc., are due in advance and are required to borrow the payee shall immediately repay all the debts;

(2) Stop the issuance of new loans and require the borrower to immediately repay all the principal and interest of the loan in advance;

(3) Reduce or cancel the amount of credit and loan including those agreed herein;

(4) Terminate the relevant contracts and agreements signed with the borrower in advance, including but not limited to this Contract;

(5) Other guarantee measures approved by the additional lender;

(6) Have the right to exercise the guarantee right, bring a lawsuit to the people’s court, apply for arbitration to an arbitration institution, apply for compulsory enforcement, or take an investigation asset preservation measures such as sealing and freezing;

(7) Other risk disposal measures permitted by law.

6.3 If the borrower intentionally conceals important facts related to the conclusion of this Contract or provides false information, the borrower shall report to The lender shall pay a liquidated damages equivalent to 10% of the principal amount of the loan hereunder.

6.4 If the borrower breaches the contract, it shall bear the burden of including but not limited to legal costs, arbitration fees and the lender in the process of realizing the creditor’s rights Preservation fee, execution fee, evaluation fee, auction fee, notary fee, service fee, announcement fee, attorney fee, travel fee and other expenses.

6.5 If the borrower breaches the contract, the lender shall have the right to disclose the default information according to the default situation, or to provide the relevant information for the purpose of collection. To collect from the collection agency, or to inform the relevant departments or units.

6.6 The Borrower defaults or affects its solvency, or damages or may damage the legal rights of the Lender. In the case of benefit, the lender only needs to notify before or after the event to take one or more of the following measures:

(1) It may supervise any account opened by the borrower in the lender system. If the borrower fails to correct the default within the term required by the lender, the lender shall have the right to require the borrower to repay in advance and exercise the guarantee right. Borrowing money due to account supervision The lender shall not be liable for any loss incurred.

(2) Set any account opened by the Borrower in all business institutions within the Lender system as a margin account and the amount in the account. As a margin, any amount of the income in the account since the lender notifies the borrower shall be deemed as a margin.

(3) The lender shall have the right to deduct the corresponding funds from all accounts opened by the borrower at the Lender to pay off all outstanding debts of the borrower by the borrower at the Lender and notify the borrower. The interest loss arising from the deduction shall be borne by the borrower itself. The borrower in This irrevocable authorized Lender to perform the foreoperations without the provision of any certificate by the Borrower or the consent of the Borrower.

Article 7 Information inquiry and bad information submission

For the purpose of the conclusion and performance of this Contract and to continuously understand the credit and business changes of the borrower during the performance hereof:

7.1 The Borrower hereby authorizes the lender: inquire, preserve and use the relevant credit information of the borrower, including basic information, credit information and credit report, through the basic financial credit information database and credit investigation agency established by the state and the state authorities. According to the provisions of relevant laws and regulations or other normative documents or the requirements of the financial regulatory authority Credit information (including but not limited to contract information, business activities, transaction records, other relevant information), credit information, bad credit Interest (refers to the negative impact on the borrower credit the following information: including not according to the obligations of the information, people’s law, court judgment or ruling / arbitration institutions ruling its obligations and compulsory enforcement of information, administrative punishment, and law, law, rules, the regulation of other bad information) provide and submitted to the financial credit information base, development database and credit bureaus, the state shall have the authority (including but not limited to: public security, procuratorate, court, industry and commerce, taxation, society Security, land and resources, real estate, movable property, public accumulation fund, education, medical care, civil affairs and other administrative departments), For the relevant main body base to query and use it for legitimate purposes.

7.2 Commitment of the Borrower here: If the Borrower fails to perform its obligations in accordance with this Contract or the guarantor fails to perform its obligations in accordance with the Guarantee Contract (hereinafter referred to as “The Borrower Breach and Dispromise”), Agree that the lender shall submit the borrower’s breach of contract to the relevant banking association, And authorize the relevant banking associations to share and even publicize the default information among the banking financial institutions of the borrower in an appropriate way; And the borrower voluntarily accepts the lender and other banking financial institutions to jointly take joint trust-breaking punishment and rights protection measures, Including but not limited to: reduce the loan amount or stop lending, stop opening a new settlement account, and stop the legal representative / executive of the borrower Transaction partner (delegated representative) new credit card.

Article 8. Force Majeure

8.1 Force majeure referred to in this Contract refers to all kinds of events that can not be foreseen and cannot be reasonably prevented or avoided by the consequences.

8.2 If a party is unable to perform the Contract in whole or in part due to the force majeure, the party shall notify the other party in writing within 10 working days after the occurrence of the force majeure; and shall provide the details of the event and the relevant competent authorities within 15 working days certificate of force majeure event.

8.3 If either party is unable to perform this Contract in whole or in part due to Force Majeure, the party shall not be liable for breach, provided that such party shall take all necessary and appropriate measures to mitigate the losses that may be caused to the other party, and both parties shall perform this Contract in accordance with the Force Majeure The impact degree of the contract, the negotiation and decision to change or terminate the contract.

Article 9 Notice and service

9.1 The parties confirm that the address and contact information listed in the first and the appendix of the document shall be the service address and contact information of various agreements, legal documents, legal documents and other notices and communications issued by the parties and the competent authorities. The service the address and contact information are applicable to the parties’ personal contact, litigation, arbitration, notarization, execution and other stages.

9.2 The parties to the contract, the trial court, the arbitration institution, the notary office and the confirmation of the written documents shall be deemed to be delivered after the delivery date, if the mail shall be rejected on the return date, the delivery party may be taken Record the process of service by photo and video recording, and the documents shall be deemed to have been served.

9.3 the parties to the contract, the court, arbitration agencies, notarial offices can through the first and attachment “service address confirmation” listed in the mobile phone number, WeChat account or email, with mobile phone SMS, WeChat or E-mail modern communication way to written documents and communication, the parties to the contract, trial court, arbitration agencies, notary office as long as confirmed by the first and attachment If any address or contact information listed in the Confirmation of Address sends relevant documents or communications, it shall be deemed to have been served.

9.4 If any party changes any contact information including contact address left in the first document and the attached Confirmation of Service Address, the changing party shall notify the other party of the changed contact information in writing within 5 days after the change. If the changing party fails to perform the notification obligation in the foregoing way, the service address and contact information confirmed herein shall still be regarded as the valid service address and contact way.

9.5 After any dispute enters into the arbitration or civil proceedings, if the relevant party responds to the lawsuit and directly submits the confirmation letter of service address to the arbitration institution and the court, if the confirmation address is inconsistent with the service address confirmed in this Agreement, the confirmed service address submitted to the arbitration institution and the court shall prevail. If the address is changed in the arbitration or civil proceedings, the address of service shall be performed to the arbitration institution or the court Change notification obligation.

9.6 The parties hereby agree that when the original is on the way, the validity of the faxed piece is equivalent to the original.

9.7 For the inconsistency between the header and the address and contact information listed in the Confirmation of Service Address confirmed by the applicant, the information confirmed in the Confirmation of Service Address shall prevail. The agreement of this clause and the service address already filled in by the applicant. In case of any inconsistency of the terms of the Confirmation Letter, the provisions of the Confirmation of Service Address shall prevail.

Article 10 The composition of the contract shall conflict with the terms

10.1 This Contract is composed of general terms and contract elements, and the provisions of the provisions of the contract elements are related to the text of the contract In case of inconsistent terms, the terms of the contract elements shall prevail.

10.2 The appendix hereto is an integral part of this Contract and has the same legal effect as this Contract.

Article 11 Notary clause

If the parties hereto agree to go through the notarization procedures for enforcing the Contract, then:

11.1 All parties jointly confirm that, in accordance with relevant laws and regulations, the meaning, content, procedure, effect, and legal consequences of the compulsory notarization and have no objection. After careful consideration and decision, within 5 working days from the date of signing this contract, from the Is willing to go through the compulsory notarization procedures of this contract to the notary office.

11.2 the borrower promises, if the borrower failed to in accordance with the main contract, to the lender to perform the debt obligations under the main contract (including the debtor) the lender, the lender has the right to single direction notary office to apply for the certificate of execution, and apply to the people’s court for enforcement, without the proceedings. The Borrower undertakes to voluntarily waive the right of action and the right of defense, to voluntarily accept the people’s court with jurisdiction for compulsory execution according to law.

Article 12 Effectiveness, modification, and rescission of the contract

12.1 This Contract shall be affixed with the official seal or special contract seal of the lender, and the borrower with the official seal and the legal representative (the principal person in charge) It shall take effect from the signature or seal of the authorized agent or authorized representative.

12.2 After this Contract comes into force, neither party shall change or terminate the contract without authorization. If changed or termination, it shall be deemed by both parties the person reached a consensus and reached a written agreement. This contract shall remain in force until the written agreement is reached.

Article 13 Application of law

The conclusion, validity, interpretation, performance and dispute settlement of this Contract shall be governed by the laws in force of the People’s Republic of China (not included Laws of Hong Kong, Macao and Taiwan).

The above is this general terms, and the borrower should read the terms of the contract and make any questions to the bank in time seek advice from.

(Part I, completion)

Part II Contract element terms

Article 1 Amount of loan

1.1 The amount of borrowing in this Agreement means the amount described in Item (2) below:

(1) The serial number signed by the Lender and the Borrower is /     In the Comprehensive Credit extension Contract, the lender grants the borrower. The amount for working capital borrowing is / (RMB /     );

(2) The amount of working capital loan that the borrower may apply for to the lender within the following agreed amount and the use period: amount RMB 30,000,000.00 (in words RMB 30 million only).

The effective period during the borrower may use the limit is In 2024 January 4th solstice On December 15, 2024. The accumulated balance of the borrower’s application for working capital loan (that is, the outstanding working capital loan debt in use The principal amount) shall not exceed the limit at any point during the validity period of the limit, otherwise the lender has the right to refuse to accept it. The borrower must apply for the use limit within the effective period of the above limit, and the starting date of each limit shall not exceed the effective period of the limit dies ad quem. If the quota is adjusted during the effective period, the deadline date is the adjusted deadline. The aforementioned amount is specified in Item A below:

A. Recyclable amount: within the validity period of the limit and within the limit, the amount that has been fully paid off shall be reviewed by the lender Agree, the borrower can apply for use again.

B. Non-recyclable quota: within the validity period of the limit and within the limit, the borrower cannot limit the quota that has been fully paid off apply for the use again.

1.2 The Borrower knows and agrees that the provisions of this Contract do not constitute the obligation of the Lender to provide the Borrower with financial services such as loan amount, financing or sign a specific business contract, and the Lender has the right to borrow the amount, the validity of the amount and the loan under this Contract Type, guarantee methods and other matters to be adjusted.

Article 2 Purpose of the loan

The purpose of the loan under this contract is: the daily operation and working capital turnover of the borrower and the borrower’s holding subsidiary. Without the lender’s book It agree that the borrower shall not change the purpose of the loan determined above.

Article 3 Use of the loan amount

3.1 When applying for the loan amount, the borrower must submit the application for the loan withdrawal to the lender three working days in advance. After the approval of the lender, the lender shall issue the loan to the borrower and notify the borrower.

3.2 The amount, term and payment method of each loan under this Contract (independent payment or / entrusted payment) shall be subject to the Application for Limit Loan Withdrawal confirmed by the Lender. If the actual withdrawal time of the loan is different from the aforementioned agreement, the time of the loan withdrawal shall be based on the loan IOU The record shall prevail.

Article 4 Issuance of loans

The Borrower has designated the following account as the loan issuance account:,

Account Name: Beijing Hexian Lianjing Technology Co., LTD

Bank: Beijing Zhongguancun Bank Co., LTD

Account No.: 1005890001500025389

Article 5. Interest rate

5.1 The loan interest rate under this Contract shall be determined in the following way (1).

(1) Fixed interest rate: the 1-year or 5-year LPR issued by the National Interbank Offer Center based on the release date of the latest loan market quotation rate (hereinafter referred to as “LPR”) (the 20th day of each month, postponed in case of holidays) Base point (1 basis point =0.01%) calculation. The interest rate remains unchanged during the borrowing period of each loan.

(2) Floating interest rate: when each loan under this contract is withdrawn, add or subtract the agreed basis point of the 1-year or 5-year LPR issued by the National Interbank lending Center on the latest LPR release date (1 basis point =0.01%) for the calculation. In this contract During the borrowing period, the borrowing interest rate shall be adjusted as follows:

☒ The district is adjusted annually, and January 1 of each year is the interest rate adjustment date, and the LPR addition or subtraction of the same period recently issued prior to the interest rate adjustment date The basis point of execution.

☒ District Other: /

The specific interest rate of each loan shall be subject to the loan record.

5.2 Overdue penalty interest rate: Any failure by the borrower to repay the principal and interest in full in any period shall be deemed to be overdue, and the penalty interest rate shall be overdue the borrowing interest rate agreed in this contract shall be determined on the basis of adding [50]%.

5.3 Penalty interest rate for default: if the borrower fails to use the loan for the agreed purpose, it shall be deemed to default, and the penalty interest rate for default shall be in this contract the fixed borrowing rate is determined on the basis of [100]%.

5.4 If the same loan is both misappropriated and overdue, the penalty interest rate shall apply to the highest interest rate.

Article 6 Interest calculation, interest settlement and repayment

6.1 The interest of each loan hereunder shall be calculated daily from the actual withdrawal date, and both parties agree to follow below (2) Determine the knot by any way Interest rate and repayment method:

(1) The interest rate shall be settled on the 21 (21) day of each month, and the interest of maturity date shall be cleared with the principal;

(2) The interest shall be settled on a quarterly basis on the 21 (21) day of the end of each quarter, and the interest on the maturity date shall be cleared with the principal;

(3) The interest shall be paid along with the principal, and the interest shall be paid once on the due date;

(4) Other methods: /.

The Borrower agrees and agrees that the specific repayment amount, date and other relevant arrangements under this Contract shall be issued by the Lender to the Borrower Repayment plan shall prevail.

6 .2 The borrower shall repay the principal and interest due and payable by means of article (1) below.

(1) The borrower authorizes the lender to deduct the borrower from the loan issuance account stipulated in Article 4 of the elements of this contract principal and interest.

(2) The borrower shall fully pay the principal and interest to the following designated account on each repayment date or date:

account name:/

Bank: Beijing Zhongguancun Bank Co., LTD

account number:/

Article 7 repayment in advance

7.1 The Borrower may repay the loan hereunder 3 days in advance with the consent of the lender in advance.

7.2 The Borrower agrees to pay the repayment of the loan in advance equivalent to /% of the loan in advance, or RMB /  (in words)Yuan only as liquidated damages.

Article 8. Guarantee Clause

The loan under this contract is guaranteed by the following guarantee contract:

(1) The Maximum Amount Guarantee Contract No. ZGCB (ZB) 20230034.

(2) The Maximum Amount Guarantee Contract No. ZGCB (ZB) 20230036.

(3) he Maximum Amount Guarantee Contract No. ZGCB (ZB) 20230038.

(4)/

Article 9 Special agreed matters

9.1 The loan hereunder shall be used for the daily working capital turnover of the borrower and the holding subsidiary, and shall not be used for other purposes, or shall it be used for purposes in violation of relevant laws, regulations or rules. For the specific use purpose, see the quota loan withdrawal application submitted by the borrower Please book.

9.2 The outstanding loan amount under the Loan Amount Contract numbered [ZGCB (JK) 20230231-01] signed by both parties on September 8, 2023 shall be included in the management of the loan amount hereof and shall not be used again. That is, the sum of the aforementioned outstanding amount and the loan amount hereunder shall not exceed 30 million yuan.

9.3 During the term of validity of the loan quota agreed herein, the sum of the loan principal balance of the Borrower and Hangzhou Xuhang Network Technology Co., LTD. (Unified social credit code: 91330110311393569L) with the lender shall not exceed RMB 30 million. In case of non-compliance with the foregoing provisions, the Lender has the right to refuse the loan or take other remedial measures agreed herein.

Article 10. Dispute settlement

In any dispute or dispute arising from or in connection with this Contract, the parties agree to follow the following provisions (1) Solution by one way:

(1) It shall be under the jurisdiction of the people’s court where the lender has his domicile.

(2) The submission / arbitration commission shall be in accordance with the arbitration rules then in effect of the arbitration institution / City for arbitration. The arbitration award is final It shall be legally binding on the parties.

(3) Other:  /

Article 11 Other

1. Consumer Rights Protection clause:

In order to protect consumers’ right to know and the right to choose independently, and to protect the legitimate rights and interests of consumers in accordance with the law, the lender has made a true, comprehensive and complete disclosure of the service content provided, especially the specific information involving charging fees, in the business process. The lender makes it clear that it shall not charge consumers any fees privately under any name except for the fees agreed upon in this contract. In order to facilitate the borrower’s consultation or feedback on issues related to this Contract The following contact information is exclusive consultation and complaint telephone [956195, online time: 9:00 to 18:00], or can contact through the lender enterprise WeChat.

2. This contract is made in duplicate, one for the lender and one for the borrower, all of which have the same legal effect.

Special statement

The Borrower is aware of and fully understands the contents of the terms of this Contract. At the time of signing this Contract, the Lender shall mitigate or exempt it under this Contract In addition to the liability of the lender and other significant interest with the borrower to the borrower in bold, and has been Such terms and other terms of the Contract to the Borrower voluntarily or as required by the Borrower The legal meaning of such provisions is unmistably understood. Both parties confirm that all the terms of the contract are undisputed.

(No text below, for the contract signing page)

(This page is a signing page.)

Lender: Beijing Zhongguancun Bank Co., LTD  (Official seal/Contract seal)

Borrower: Beijing Hexian Lianjing Technology Co., LTD  (Contract seal)

Legal representative or authorized representative:

Date of  January 4, 2024

appendix:

Major Environmental, Social and Governance Risk Management Provisions

(This clause applies where the Borrower is an institution)

1. For the purpose of this Major Environmental, Social and Governance Risk clause, the following terms have the following meanings:

(1) Environmental, social and governance risks: refers to the risk level related risks that the borrower and its affiliates may harness the environment and society in the construction, production and business activities, including energy consumption, pollution, land, health, safety, resettlement, ecological protection, Climate change and other related environmental, social and governance issues.

(2) Environmental, social and governance risks related laws and regulations: refers to the environmental, social and governance practices that are applicable to this Contract at any time. All existing laws, regulations, normative documents, relevant regulatory regulations and policies related to the insurance.

2. The Borrower hereby represents and undertakes that:

(1) There are no major environmental, social and governance risks in daily operation, and the relevant laws on environmental, social and governance risks shall be observed instrument for drawing circles.

(2) Any authorization, filing, licensing under the laws and regulations of relevant environment, social and management risks, internal management documents and regulations, and responsibilities, obligations and penalties of relevant responsible persons / departments, and emergency mechanisms and remedial measures corresponding to risk events; the above documents and systems are established Be effectively implemented.

(3) There are no major litigation, arbitration cases or other legal procedures related to environmental, social and governance risks.

(4) Accept the assessment and inspection of the environmental, social and governance risks, including but not limited to the on-site assessment and inspection of the project, and will not make any unreasonable arrangements for the relevant assessment and inspection obstacle or to refuse for any unreasonable reason.

(5) In the event of any other third party claiming or challenging the borrower related to environmental, social and governance risks, it shall immediately notify the lender and promptly take all appropriate and necessary actions (including but not limited to taking necessary control And remedial measures), to properly solve, and timely report the progress to the lender in detail.

(6) Strengthen risk management to prevent environmental, social and governance risks from affecting the normal production and operation and social reputation of borrowers benefit influence.

(7) Other matters related to the control of environmental, social and governance risks as required for the performance of the reasonable requirements of the lender.

3. Borrowers involved in environmental, social and governance risks shall regularly submit the relevant environmental, social and governance risks to the lender The above report includes, but is not limited to, the following contents:

(1) Acquisition and maintenance of relevant authorization, filing and licensing.

(2) the environment and society of the government, the judiciary or other public social organizations or institutions with the supervision and inspection of the borrower And the assessment and inspection of governance risks.

(3) Supporting construction and operation of environmental facilities.

(4) Discharge and standards of pollutants.

(5) The safety and health situation of the employees.

(6) Other third parties’ rights claims, disputes or doubts related to the environmental, social and governance risks of the borrower, Including but not limited to complaints, protests, claims, etc

(7) Other major information considered by the lender as related to environmental, social and governance risks.

4. In addition to the event of breach agreed in herein, the following circumstances also constitute an event of default:

(1) The borrower is punished by the relevant government departments for its poor management of environmental, social and governance risks, which shall be judged by the lender Punishment will have a material adverse impact on the performance of this Contract.

(2) The borrower is strongly questioned by the public, the media or any other third party due to poor management of environmental, social and governance risks Or a claim and failure to remedy it in a reasonable manner within a reasonable time.

(3) The Borrower violates its other representations, warranties and commitments under this Material Environment and Risk Management clause and fails to cooperate Remremedy in a reasonable manner within the time limit.

(4) Other matters that are sufficient to identify the borrower as in default according to relevant laws and regulations on environmental, social and governance risks.

5. Relief for breach of contract

In the event of any of the above events of default, in addition to the remedy measures agreed herein, the Lender shall have the right to require the Borrower to indemnify any and all expenses and losses incurred or suffered by the Lender directly or indirectly or related to such events of default Liability or expenditure.

appendix:

Confirmation of Address of Service

Contract number	ZGCB (JK) 20240001-01		Affidate the person	☑ Debtor; ☐ Guarantor; ☐ Other
Inform the information

In accordance with the relevant legal provisions and judicial interpretations (see the back of this confirmation for the relevant content), the notification is as follows

1. This service address as financial institutions involved in loan business related agreement, lawyer letter, collection letter, prepayment notice and other documents communication address, also for the performance of the contract disputes to the mediation organization for mediation and litigation service address (proceedings including filing, first instance, second instance, retrial and execution procedures). In order to protect the legitimate rights and interests of the confirmer, the confirmer shall truthfully provide the exact address of service.

2. If the confirmed service address is changed, the applicant shall timely inform the financial institution filling in this confirmation through the changed delivery address (check: written, electronic banking, customer service telephone number). If the applicant fails to inform him in time, the address confirmed in this confirmation shall be the address for service. After the confirmation person changes the address of service, the new address of service shall prevail. In the proceedings, if the applicant reconfirms the address of service to the court, the address of service submitted to the people’s court shall prevail.

3. The confirmation person can voluntarily choose whether to agree to E-mail, fax, wechat and other electronic delivery methods. If the confirmation person agrees to the electronic service, It shall be known that the electronic service and the offline service have the same legal effect; the service materials of the same content shall be sent to the same confirmation applicant in various ways If reached, the date of service shall be determined by the first way of service.

4. If the service address provided by the customer is inaccurate, the change of the service address is not informed, and the recipient of the document refuses to sign the relevant document, the document left at the address shall be the date of service; if the document is served, the date when the document is returned on the date of service, at the service information, the address.

address for service	Offline delivery

The Company confirms that the following addresses are the addresses of service:

Address: A-02, 4th Floor, No. 89, West Third Ring North Street (Road), Haidian District, Beijing (Province)

Editor: 100048

To: Xiao Tian hang Tel: 18814820257

	Electronic delivery	☑ agree

Important tip: electronic service and other ways of service have the same legal effect! If the applicant agrees to electronic service, provide the mobile phone number owned or controlled by the company to timely check important information; provide the email address, fax number and WeChat ID owned or controlled by the enterprise to timely check important documents and effectively protect its legitimate rights and interests.

Mobile phone number (receive SMS reminder): 18814820257

Please choose the specific electronic delivery method

☑ E-mail, email address: simba.xiao@navrise.com

Area fax, the fax number is: /

☑ Wechat, Wechat number is: 18814820257

☒ The district does not agree

To On the send to the ground Address of the Affirm remarks

I have carefully read the notice matters in this confirmation to ensure that the above service address is accurate and effective, and I am willing to bear the corresponding legal consequences.

Confirmation: (official seal)

Legal representative or his authorized representative:

(The following is on the back side of the confirmation letter.)

The Civil Procedure Law of the People’s Republic of China (excerpt)

Article 90 With the consent of the person who served the documents, the people’s court may serve the litigation documents by electronic means that can confirm its receipt. If the written judgment, written order or mediation statement is served electronically, and the recipient requires paper documents, the people’s court shall provide them. In case of service by means of the method mentioned in the preceding paragraph, the date of the information to the specific system shall be the date of service.

Several Opinions on Further Promoting the Separation of Simple and Simple Cases and Optimizing the Allocation of Judicial Resources

(No. 21, 2016) (excerpt)

Article 3 Improve the procedure and method of service. If the parties agree on the address of service before the occurrence of the dispute, the people’s court may take the address as the confirmation address for the service of the litigation documents. When bringing a suit or pleading, the party shall fill in the confirmation of the address of service in accordance with the provisions. Actively use electronic service; if the party agrees to electronic service, it shall provide and confirm the fax number, E-mail, WeChat ID, etc electronic delivery address.

Several Opinions on Further Strengthening the Civil Service of Service

(No. 19, 2017) (excerpt)

Article 8 the parties refused to confirm the address or to refuse to investigations, refused to answer the phone, avoid service personnel, move from the original residence, avoid, the people’s court cannot or cannot confirm the service address, can be handled in the following circumstances: (a) the parties involved in the contract, the letter of the address, to the agreed address for service location;

The Online Litigation Rules of the People’s Court

(No. 12, 2021) (excerpt)

Article 29 With the consent of the subject person, the people’s court may, through the service platform, serve the litigation documents and evidence to the electronic addresses of the person of the subject person in accordance with the relevant provisions of laws and judicial interpretation material.

In any of the following circumstances, the people’s court may determine the person to whom the service agrees to the electronic service: (1) the person where the recipient provides the electronic service for the service in the statement of complaint, appeal, application form or defence; (4) the recipient returns the service. Accept the completed electronic service by means of receiving, participating in the lawsuit, and do not explicitly agree to the electronic service.